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                                                                    EXHIBIT 99.1


          CERTIFICATION BY BRUCE L. CLELAND, CHIEF EXECUTIVE OFFICER,
        PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED BY SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002
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     I, Bruce Cleland, the Chief Executive Officer of Campbell & Company, Inc.,
as managing owner of Campbell Alternative Asset Trust, certify that (i) the Form 10-K for the fiscal year ended December 31, 2002 of Campbell Alternative Asset Trust fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K for the fiscal year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Campbell Alternative Asset Trust.

                                      Campbell Alternative Asset Trust
                                      By: Campbell & Company, Inc.,
                                          managing owner


                                      By: /s/ BRUCE L. CLELAND
                                          -----------------------------------
                                          Bruce L. Cleland
                                          Chief Executive Officer
                                          March 28, 2003






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